NTS Mortgage Income Fund
Independent Accountants’ Report on Application of
Agreed-upon Procedures
June 30, 2009

NTS Mortgage Income Fund
June 30, 2009

Contents

Independent Accountants’ Report on Application of Agreed-upon Procedures	1

Agreed-upon Procedures Report Attachment

Cash and Cash Equivalents	2
Accounts Receivable	3
Inventory	3
Mortgages and Notes Payable	3
Accounts Payable	4
Accrued Expenses - Affiliates	4
Accrued Expenses	4
Revenues	4
Expenses	5
Guarantee	5
Schedule 1 – Accounts Receivable	6
Schedule 2 – Accrued Expenses - Affiliates	7
Schedule 3 – Accrued Expenses	8
Schedule 4 – Expenses	10
Schedule 5 – Expenses	11
Schedule 6 – Expenses	12

Independent Accountants’ Report on
Application of Agreed-upon Procedures

Board of Directors
NTS Mortgage Income Fund
Louisville, Kentucky

We have performed the procedures enumerated in the attachment to this report, which were agreed to by NTS Mortgage Income Fund (Company), solely to assist you with respect to financial statement elements, accounts and items as set forth in the attachment to the report as of and for the six-months ended June 30, 2009.  The management of the Company is responsible for its aforementioned financial statement elements, accounts and items.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the parties specified in this report.  Consequently, we make no representation regarding the sufficiency of the procedures described in the attachment to this report for the purpose for which this report has been requested or for any other purpose.

The findings obtained are described in the attachment to this report.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the specified elements, accounts and items described above.  Accordingly, we do not express such an opinion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the specified parties listed above and is not intended to be and should not be used by anyone other than these specified parties.

                         /s/BKD, LLP

October 16, 2009

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
June 30, 2009

Agreed-upon Procedures	Results

Cash and Cash Equivalents

• Obtain a cut-off bank statement directly from the bank or subsequent bank statement to June 30, 2009, from management.	Obtained July 2009 bank statements from management for all Company bank accounts.
• Obtain bank reconciliations for bank accounts as of June 30, 2009:
○ Foot bank reconciliations.	No exceptions noted.
○ Agree balances to pre-liquidation basis general ledger control accounts and to the cut-off or subsequent bank statement.	One difference between the bank balance on the reconciliation compared to the pre-liquidation basis general ledger was noted. See Note 1 for further discussion.
○     Trace clearing of deposits to the cut-off or subsequent bank statement noting deposit dates and investigate reason for delayed deposits.  Inquire of management as to the reason of any delayed deposits.

Two delayed deposits were noted. See Note 2 for further discussion.
○     Trace checks from the cut-off or subsequent bank statement paid before June 30, 2009, to the outstanding check list of each bank reconciliation and investigate checks exceeding $1,000 not cleared with the cut-off or subsequent bank statement for each reconciliation.  Inquire of management as to why checks exceeding $1,000 have not cleared.
All checks exceeding $1,000 cleared with subsequent bank statement.

Note 1:  A difference of $97.00 was noted when comparing the pre-liquidation basis general ledger balance of the operating account at June 30, 2009, to the June 30, 2009, bank statement reconciliation.  The Company created a new ledger, qfawlak, to transfer NTS/Virginia Development Company balances commensurate with adopting the liquidation basis of accounting effective December 31, 2008.  All recorded amounts were transferred over to qfawlak from fawlak.  Activity subsequent to the transfer is being recorded on the qfawlak ledger.  A $97.00 check was issued on December 11, 2008, (check no. 6302) and initially recorded in the fawlak ledger.  The check was subsequently voided on June 12, 2009, resulting in a $97.00 difference between the pre-liquidation basis general ledger and the pre-liquidation basis general ledger balance on the bank reconciliation.  Management recorded a journal entry for $97.00 to transfer this voided check from the fawlak ledger to the qfawlak ledger on September 10, 2009.

Note 2:  Two outstanding deposit amounts were noted at June 30, 2009, on the initiation fee escrow account reconciliation with deposit dates of June 8, 2009, for $3,479.16 and June 30, 2009, for $180.56, that subsequently cleared the bank on July 13, 2009.  These amounts were payments from customers via credit card which were deposited in the operating account the date customer payment was made.  Per discussion with management, when payments are made via credit card, they are deposited in the operating account initially and subsequently transferred to the initiation fee escrow account.  The transfer

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
June 30, 2009

Agreed-upon Procedures	Results

occurs the earlier of a) when the accounting employee is notified by property personnel of the receipt of funds subject to transfer or b) when identified during the month-end bank reconciliation process.  The outstanding transfers were identified during the June 2009 reconciliation process and funds were subsequently transferred from the operating account to the initiation fee escrow account on July 13, 2009.

Accounts Receivable

• For account balances exceeding $15,000, apply the following procedures:
○ Trace to subsequent collections and compare to underlying remittance advices.	Eight account balances were identified exceeding $15,000. See Schedule 1 to the report attachment for further discussion.
○ For those with no subsequent collections, compare amount recorded to source documents.	See Schedule 1 to the report attachment for further discussion.
•     Obtain and foot the accounts receivable subsidiary reconciliation(s).  Agree the reconciliations(s) to the pre-liquidation basis general ledger control account(s).  Inquire of management as to the reason of any reconciling items.

No exceptions noted.
Inventory

•     Obtain a roll-forward of the inventory account and agree the December 31, 2008, and June 30, 2009, ending balances from the job cost summary reports maintained by management to the pre-liquidation basis general ledger balance.

No exceptions noted.
•     Vouch development costs exceeding $25,000 and 10% of the population during the period January 1, 2009, through June 30, 2009, by agreeing each selection to an invoice or other supporting documentation.

No exceptions noted.
Mortgages and Notes Payable

• Obtain listings of mortgages and notes payable and agree each to the pre-liquidation basis general ledger at June 30, 2009.	No exceptions noted.
• Confirm all debt listed with the obligor and agree confirmation to the mortgages and notes payable listings. Inquire of management as to the reason for any difference.	No exceptions noted.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
June 30, 2009

Agreed-upon Procedures	Results

Accounts Payable

• Obtain listing of accounts payable at June 30, 2009, and trace to the pre-liquidation basis general ledger control account.	No exceptions noted.
•     Vouch invoices greater than $25,000 paid/recorded from July 1, 2009, through September 21, 2009, to the accounts payable listing to verify if properly included/excluded in accounts payable at June 30, 2009.

No exceptions noted.
•     Obtain a listing of open invoices greater than $25,000 as of September 21, 2009, and compare to the accounts payable listing at June 30, 2009, to verify if properly included/excluded in accounts payable at June 30, 2009.

No exceptions noted.
Accrued Expenses – Affiliates

• Confirm all balances and agree to the pre-liquidation basis general ledger at June 30, 2009.	No exceptions noted.
•     Vouch disbursements from July 1, 2009, through September 21, 2009, to investigate the propriety of each liability exceeding $25,000 accrued at June 30, 2009.  Inquire of management as to the reason the subsequent disbursements do not equal each accrued liability, if applicable.

One item was noted where the amount accrued did not equal subsequent disbursements. See Schedule 2 to the report attachment for further discussion.
Accrued Expenses

•  Vouch disbursements from July 1, 2009, through September 21, 2009, to investigate the propriety of each liability exceeding $25,000 accrued at June 30, 2009.  Inquire of management as to the reason the subsequent disbursements do not equal each accrued liability, if applicable.

Six items were noted where the amount accrued did not equal subsequent disbursements. See Schedule 3 to the report attachment for further discussion.
Revenues

• Trace all lot sales during the period by agreeing the recorded amount of the sale per the pre-liquidation basis general ledger to the lot closing statement and subsequent bank deposit.	No exceptions noted.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
June 30, 2009

Agreed-upon Procedures	Results

Expenses

• Vouch all lot sales expenses during the period by agreeing the recorded amounts per the pre-liquidation basis general ledger to the lot closing statement.	No exceptions noted.
• Vouch all expenses in excess of $25,000 during the period to an invoice or supporting documentation.	No exceptions noted.
• Obtain the allocations reports prepared to document employee allocations for the January 16, 2009, and the July 1, 2009, payroll and perform the following:
○     Randomly select 15 employees from the July 1, 2009, employee allocations report and vouch their allocation levels and reimbursements to amounts included within the actual payroll and allocation reimbursements statement issued to the Company.  Summarize amounts for each payroll and allocation reimbursements statement in 2009 issued to the Company.  Inquire of management as to the reason for total fluctuations exceeding $10,000 from pay period to pay period.

No exceptions noted in the vouching of 15 randomly selected employees.  See Schedule 4 to the report attachment for summarization of each payroll and allocation reimbursements in 2009 for all Company entities and management’s explanations for fluctuations.

○ Inquire of management as to the reason for any change in allocation percentages for all Company employees included on both the January 16, 2009, and July 1, 2009, employee allocations reports.	Two employees’ allocation percentage changed during the period. See Schedule 5 to the report attachment for further discussion.
○     Compare the number of employees with allocations to the Company included on the January 16, 2009, and July 1, 2009, employee allocations reports.  Inquire of management as to the increase or decrease in number of employees.

See Schedule 6 to the report attachment for further discussion.
Guarantee

• Confirm with J.D. Nichols the $10 million note receivable from Nichols to NTS Guarantee Corporation and agree to the general ledger.	No exceptions noted.
• Obtain a written representation from J.D. Nichols regarding his ability to repay the $10 million note to NTS Guarantee Corporation.
Obtained a signed representation from J.D. Nichols with an attached personal schedule of assets and liabilities as of December 31, 2008, indicating the schedule was true and correct to the best of his knowledge.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 1 – Account Receivable
June 30, 2009

			Total				Amount Agrees
	Member/		Unpaid	Subsequent Receipts		Percentage	to Source
Entity	Company	Description	Charges	Date	Amount	Collected	Document?
NTS/Virginia Development Company
	Member A	Country Club	$16,000	9/10/2009	$8,000	50%	Yes (1)
		Initiation Fee

	Member B	Country Club	$16,000		$-	-	Yes
		Initiation Fee

	Member C	Country Club	$16,000	9/1/2009	$7,880	49%	Yes (2)
		Initiation Fee

	Member D	Country Club	$16,000	9/2/2009	$8,000	50%	Yes (1)
		Initiation Fee

	Member E	Country Club	$16,000		$-	-	Yes
		Initiation Fee

	Member F	Country Club	$16,000		$-	-	Yes
		Initiation Fee
NTS/Lake Forest II Residential Corporation
	Member A	Country Club	$17,250		$-	-	Yes
		Initiation Fee

	Member B	Country Club	$15,750		$-	-	Yes
		Initiation Fee

	Company A	June 2009	$31,750	7/8/2009	$31,750	100%	N/A
		Country Club
		Initiation Fee
		Remitment

1)	A promotion was offered to this member stating if the initiation fee was paid in full by
September 13, 2009, a 50% discount would be received.

2)	A promotion was offered to this member stating if the initiation fee was paid in full by
September 13, 2009, a 50% discount would be received. Member received an additional $120 negotiated discount.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 2 – Accrued Expenses – Affiliates
June 30, 2009

Entity	Description	Balance at June 30, 2009	Amounts Paid Through September 15, 2009	June 30, 2009 Liability Outstanding	Reason Subsequent Disbursements Do Not Equal Accrued Liability Per Discussion With Management
NTS/Virginia Development Company	Accrued Payroll	$90,049	$52,069	$37,980
Outstanding accrued payroll represents amounts accrued for incentive compensation.  No incentive compensation has been paid in 2009.  The payment of incentive compensation is dependent upon the liquidity position of the Company.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 3 – Accrued Expenses
June 30, 2009

Entity	Description	Balance at June 30, 2009	Amounts Paid Through September 15, 2009	June 30, 2009 Liability Outstanding	Reason Subsequent Disbursements Do Not Equal Accrued Liability Per Discussion With Management
NTS/Virginia Development Company	Security Deposits	$127,385	$2,000	$125,385	Outstanding security deposits represent builder construction bonds that will remain until lots are sold or a deposit is refunded.
NTS/Virginia Development Company	Retainage Payable	$33,705	$5,000	$28,705
Outstanding retainage payable represents a percentage of amounts owed for services not yet completed by a third party.  Once a job is completed and all services are performed, the remaining balance will be remitted to the third party.

NTS/Virginia Development Company	Deferred Income	$170,541	$121,261	$49,280
Outstanding deferred income liability represents the following for country club operations:  1) $37,098 of prepaid annual dues, 2) $2,246 of smart card amounts and 3) $9,936 of credit book.  Prepaid fees are recognized as income throughout the appropriate period.  Smart card and credit book relate to amounts on a card or on an account for future member use.  A liability is initially recorded with income recognized as amounts are redeemed.

NTS/Lake Forest II Residential Corporation	Accrued Expenses - Remaining Items	$34,182	$-	$34,182	Outstanding amount includes an estimate of remaining costs to complete the project with no remaining inventory.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 3 – Accrued Expenses
June 30, 2009

Entity	Description	Balance at June 30, 2009	Amounts Paid Through September 15, 2009	June 30, 2009 Liability Outstanding	Reason Subsequent Disbursements Do Not Equal Accrued Liability Per Discussion With Management
NTS Mortgage Income Fund	Delaware Franchise Tax Accrual	$26,285	$-	$26,285
Amount relates to franchise tax accrual due to the state of Delaware based on the number of shares authorized to issue.  Per discussion with management, $7,510 relates to amounts accrued from the fourth quarter 2008 and $18,775 relates to amounts accrued for the first six months of 2009.  Amounts have continued to be accrued in 2009 because no formal notification has been received from the state of Delaware indicating the tax in no longer due.

NTS Mortgage Income Fund	Legal Expense Payable	$65,544	$-	$65,544
Outstanding amount includes an accrual in March 2009 for $18,553, April 2009 for $25,573 and June 2009 for $21,418 for services rendered.  Amounts accrued for March and April have been moved to accounts payable for payment.  Payments for invoices are not made until all detail within the invoice has been reviewed, approved and appropriately revised by the third party, if necessary.  The invoice for June services has not yet been received.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 4 – Expenses
June 30, 2009

Entity	January 16, 2009	February 1, 2009	February 16, 2009	March 1, 2009	March 16, 2009	April 1, 2009	April 16, 2009	May 1, 2009	May 16, 2009	June 1, 2009	June 16, 2009	July 1, 2009	Total

NTS/Virginia Development Company	$140,160	$102,808	$111,200	$114,950	$113,613	$132,742	$105,845	$144,664	$112,802	$124,895	$128,919	$138,524	$1,471,122
NTS/Lake Forest II Residential Corporation	1,310	1,239	1,305	1,345	1,276	2,470	1,255	1,500	1,346	1,285	1,284	2,205	17,820
Orlando Lake Forest Joint Venture	1,864	1,767	1,795	1,786	1,759	2,230	1,772	1,797	1,802	1,756	1,676	1,813	21,817
NTS Mortgage Income Fund	10,071	8,160	8,285	8,268	8,088	12,289	8,517	8,222	8,275	8,054	8,059	10,108	106,396

Total	$153,405	$113,974	$122,585	$126,349	$124,736	$149,731	$117,389	$156,183	$124,225	$135,990	$139,938	$152,650	$1,617,155

		(1)				(2)	(3)	(4)	(5)	(6)		(7)

Explanations for all fluctuations provided by management.

1)
Previous pay period includes:  commission based employees received advance draws; additional commission paid to commission based employees to settle up; three weeks of pay included (hourly employees); higher medical reimbursement to employees (up to $500/employee; $1,000/family).

2)	1st quarter 401k company match; 1st quarter bonuses paid.

3)	No additional commission paid to commission based employees to settle up; previous pay period includes 1st quarter 401k company match and 1st quarter bonuses paid.

4)	Three weeks of pay included in this payroll (hourly employees); life insurance quarterly billing.

5)	No additional commission paid to commission based employees to settle up; previous pay period includes three weeks of pay (hourly employees).

6)	Seasonal employees began.

7)	2nd quarter 401k company match; 2nd quarter bonuses paid.

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 5 – Expenses
June 30, 2009

	January 16, 2009	July 1, 2009
Employee	Payroll Allocation	Payroll Allocation	Reason of Change Per Management
Employee A	100% allocated to the Company	50% allocated to the Company, 50% allocated to affiliate of the Company	Employee position changed from sales representative to sales manager requiring a broader scope of responsibility
Employee B	85% allocated to affiliate of the Company, 15% allocated to the Company	100% allocated to affiliate of the Company	Employee position changed from administrative assistant to assistant property manager of a property of an affiliate

NTS Mortgage Income Fund
Agreed-upon Procedures Report Attachment
Schedule 6 – Expenses
June 30, 2009

The January 16, 2009, payroll run included 130 employees with allocations to Company entities.  The July 16, 2009, payroll run included 158 employees with allocations to Company entities.  Per discussion with management, the difference in the number of employees in the periods is due to the need of additional employees during the spring and summer time period, primarily for country club operations.  Additional seasonal employees are needed during this time for golf course maintenance, grounds keeping, cart attendants, lifeguards and servers.